SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: October 19, 1999



                        CAPITAL SENIOR LIVING CORPORATION
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             (Exact name of registrant as specified in its charter)


              DELAWARE                     1-17445               75-2678809
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(State or other jurisdiction of     (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)

14160 Dallas Parkway, Suite 300
Dallas, Texas                                                      75240
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (972) 770-5600


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ITEM 5.           OTHER EVENTS.
                  ------------

         On October 19, 1999, Capital Senior Living Corporation, a Delaware corporation ("Capital Senior Living"), Capital Senior Living Acquisition, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Capital Senior Living ("Merger Sub"), and ILM II Senior Living, Inc., a Virginia finite-life corporation ("ILM II"), entered into an Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement"), pursuant to which ILM II will merge with and into Merger Sub (the "Merger"). The Amended and Restated Merger Agreement amends and restates that certain Agreement and Plan of Merger dated as of February 7, 1999, by and among Capital Senior Living, Merger Sub, ILM II and Capital Senior Living Trust I, a grantor trust established and existing under the laws of Delaware, all of whose beneficial interests are held by Capital Senior Living. The aggregate value of the consideration to be paid in the Merger pursuant to the Amended and Restated Merger Agreement is $74,982,000. As a result of the Merger, each outstanding share of the common stock of ILM II will be converted into the right to receive $14.471836 in cash. The Merger is conditioned upon, among other things, approval of the Merger by holders of two-thirds of the outstanding common stock of ILM II, and upon other customary conditions. The Amended and Restated Merger Agreement is attached as Exhibit 1 hereto and its terms are incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

                  1. Amended and Restated Agreement and Plan of Merger, dated as of October 19, 1999, by and among Capital Senior Living Corporation, Capital Senior Living Acquisition, LLC and ILM II Senior Living, Inc.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 22, 1999


                                               CAPITAL SENIOR LIVING CORPORATION


                                               By: /s/ James A. Stroud
                                                   -----------------------------
                                               Name: James A. Stroud
                                               Title:   Chairman


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

                                  EXHIBIT INDEX



                                                                                                       Sequentially
       Exhibit                                                                                           Numbered
         No.                             Exhibit Description                                               Page
1.                      Amended and Restated Agreement and Plan of Merger, dated
                        as of October  19,  1999,  by and among  Capital  Senior
                        Living  Corporation,  Capital Senior Living Acquisition,
                        LLC and ILM II Senior Living, Inc.







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